Intangible Assets	9 Months Ended
Mar. 31, 2023
Intangible Assets [Abstract]
INTANGIBLE ASSETS

7. INTANGIBLE ASSETS

On September 30, 2022, an intellectual property transfer agreement and an exclusive license agreement was signed such that all patents, trademarks, Know-how and Know-how Documentation related to cannabis vaping products and tobacco vaping products were transferred from Tuanfang Liu, Aspire Global and Shenzhen Yi Jia to Aspire North America and Aspire Science. As the intangible assets were transferred from Tuanfang Liu, the chief executive officer and controlling stockholder, and the companies controlled by Tuanfang Liu, the transfer was considered as a capital contribution by the stockholder, which is shown as a transaction on the statements of changes in stockholders’ equity. The Company engaged a third party firm to perform a valuation to estimate the fair values of the intangible assets transferred, in accordance with ASC 350.

Information regarding transferred intangible assets is as follows:

	As of March 31, 2023
	Gross Carrying Amount	Accumulated Amortization	Net carrying amount
Definite-lived intangible assets – Patents	$30,905,261	$1,545,263	$29,359,998
Indefinite-lived intangible assets – trademarks	43,354,654	-	43,354,654
Total intangible assets	74,259,915	1,545,263	72,714,652

Patents have a weighted-average useful life of 9.5 years as of March 31, 2023.

Amortization expense relating to the acquired intangible assets was $0, $0.8 million, $0 and $1.5 million for the three months ended March 31, 2022 and 2023 and nine months ended March 31 2022 and 2023, respectively.